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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)           February 19, 2004
                                                 -------------------------------

Commission File Number:                   1-5273-1
                         -------------------------------------------------------


                                Sterling Bancorp
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             (Exact name of Registrant as specified in its charter)




         New York                                           13-2565216
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(State of other jurisdiction                                (IRS Employer
 of incorporation)                                          Identification No.)


         650 Fifth Avenue, New York, New York                  10019-6108
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(Address of principal executive offices)                       (Zip Code)

                                 (212) 757- 3300
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              (Registrant's telephone number, including area code)




                                       N/A
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             (Former name, former address and former fiscal year, if
                           changed since last report)
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ITEM 5
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OTHER EVENTS
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On February 19, 2004 the Company issued a press release announcing the declaration of a quarterly cash dividend of $0.19 per common share payable on March 31, 2004 to shareholders of record on March 15, 2004. The press release is included herein as Exhibit 99.1.


ITEM 7
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FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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(a)               Financial Statements of the Business Acquired
                  Not Applicable


(b)               Pro Forma Financial Information
                  Not Applicable


(c)               Exhibits
                  99.1     Press Release dated February 19, 2004



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                                    SIGNATURE
                                    ---------


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





DATE:    February 20, 2004




BY:               /s/ JOHN W. TIETJEN
                  ---------------------------------------
                  JOHN W. TIETJEN
                  Executive Vice President, Treasurer
                  and Chief Financial Officer










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                                 EXHIBIT INDEX



Exhibit
Number
------

99.1                 Press Release dated February 19, 2004